OLD WESTBURY FUNDS, INC.

Old Westbury Global Opportunities Fund

Old Westbury Municipal Bond Fund

(each, a “Fund”, and, collectively, the “Funds”)

Supplement dated November 18, 2010 to the

Prospectus dated March 1, 2010, as supplemented

This supplement provides notice of certain important information relating to the Funds and should be read in conjunction with the Prospectus.

Disclosures Relating to the Global Opportunities Fund

IMPORTANT NOTICE REGARDING CHANGE IN SUB-ADVISER AND PORTFOLIO MANAGER

Effective at the open of business on December 1, 2010 (the “Effective Date”), T. Rowe Price International, Inc. (“T. Rowe Price International”) will no longer act as a sub-adviser for a portion of Old Westbury Global Opportunities Fund’s portfolio. On the Effective Date, Bessemer Investment Management, LLC, this Fund’s investment adviser, and BlackRock Financial Management, Inc., an existing sub-adviser for the Fund, each will assume investment management responsibility for a portion of the Fund assets managed by T. Rowe Price International prior to the Effective Date.

Accordingly, on the Effective Date, all references and information with regard to T. Rowe Price International and Mr. Robert N. Gensler, the portfolio manager of T. Rowe Price International’s portion of the Fund, are deleted.

In addition, the third sentence of the second paragraph under the section entitled “Principal Investment Strategies” beginning on page 11 of the Fund’s Prospectus is deleted in its entirety and replaced by the following:

The Fund also may invest in a variety of derivatives, including among others, futures, options, swap contracts, forward contracts, including forward foreign currency exchange contracts, and other derivative instruments.

Disclosures Relating to the Municipal Bond Fund

The following paragraph is added to the section entitled “Principal Risks” on page 24 of the Fund’s Prospectus:

Focus Risk – Focus risk refers to the possibility that to the extent that the Fund focuses on investments within a single state its performance can be more volatile than that of a fund that invests more broadly.

The following paragraph is added after the last paragraph of the section entitled “Risks of Investing in the Funds” beginning on page 26 of the Fund’s Prospectus:

Focus Risk – To the extent that the Fund focuses on investments within a single state its performance can be more volatile than that of a fund that invests more broadly. Factors affecting a state such as significant fiscal difficulties, an economic downturn, court rulings, increased expenditures, or reduced monetary support from the federal government could impair the ability of issuers within that state to repay their obligations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A21-1118SUP	Old Westbury Funds, Inc.